UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2025
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GUILD HOLDINGS COMPANY
(Exact name of Registrant as Specified in Its Charter)
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Commission file number: 001-39645

Delaware	85-2453154
(State of Incorporation)	(IRS Employer Identification No.)

5887 Copley Drive, San Diego, California	92111
(Address of Principal Executive Offices)	(Zip Code)
(858) 956-5130
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	GHLD	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As disclosed by Guild Holdings Company (the “Company”) in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 14, 2025 (the “Proxy Statement”), the Board approved an amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation limiting the monetary liability of its officers in certain circumstances pursuant to, and consistent with, Section 102(b)(7) of the Delaware General Corporation Law (the “DGCL”), subject to stockholder approval at the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders considered and approved the Amendment. On May 27, 2025, the Company filed with the Secretary of State of Delaware a Certificate of Amendment that reflects the Amendment, which was effective upon filing.
The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the exhibit attached hereto and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

2025 Annual Meeting of Stockholders
On May 27, 2025, the Company held its Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s Proxy Statement. Holders of the shares of the Company's Class A common stock were entitled to one vote per share held as of the close of business on March 28, 2025 (the “Record Date”) and holders of the shares of Class B common stock were entitled to ten votes per share held as of the Record Date. Holders of the shares of Class A common stock and holders of the shares of Class B common stock voted together as a single class on all matters (including the election of directors) submitted to a vote of stockholders at the Annual Meeting. There were 8,821,710 shares of Class A common stock and 40,333,019 shares of Class B common stock present or represented by proxy at the Annual Meeting, which represented a combined voting power of 412,151,900 shares of Class A common stock and Class B common stock. The shares present or represented by proxy at the Annual Meeting represent 97.0% of the combined voting power of the shares of Class A common stock and Class B common stock entitled to vote at the Annual Meeting (voting together and a single class), which constituted a quorum for the transaction of business.

The matters voted upon at the Annual Meeting and the final results of such voting are set forth below:

Proposal 1: The election of two Class II directors to serve until the 2028 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

NAME	FOR	WITHHELD	BROKER NON-VOTES
Patrick J. Duffy	407,650,982	1,258,792	3,242,126
Terry L. Schmidt	407,873,542	1,036,232	3,242,126

All director nominees were duly elected at the Annual Meeting. Each of the individuals named in the above table will serve as director until the 2028 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified.

Proposal 2: The ratification of the appointment of KPMG LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2025.

FOR	AGAINST	ABSTAIN
411,878,654	269,695	3,551

At the Annual Meeting, stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Proposal 3: Advisory vote on the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
407,474,071	2,599	1,433,104	3,242,126

At the Annual Meeting, stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement.

Proposal 4: Approval of an amendment to the Company’s amended and restated certificate of incorporation, as disclosed in the Proxy Statement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
407,321,968	1,586,552	1,254	3,242,126

At the Annual Meeting, stockholders approved the Amendment.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Guild Holdings Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUILD HOLDINGS COMPANY

Date: June 2, 2025	By:	/s/ Desiree A. Kramer
Desiree A. Kramer
Chief Financial Officer
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